UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017

PREMIER BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54563	27-2635666
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 31374

El Paso, Texas 79930

(Address of principal executive offices) (zip code)

(814) 786-8849

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02 – Termination of Material Definitive Agreement

On September 13, 2016, we entered into an operating agreement to form a pain management joint venture company with Advanced Technologies Solutions (ATS), owned by Ronald T. La Borde, a member of our Board of Directors. Details of this agreement were disclosed in our Current Report on Form 8-K filed on September 23, 2016 under Item 1.01, which is incorporated herein by this reference.

On July 5, 2017, we informed ATS that we have opted to terminate the joint venture company agreement. We believe that it is best suited for both parties to conduct their businesses separately.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Biomedical, Inc.

Dated: July 11, 2017	By:	/s/ William Hartman
	Name:	William Hartman
	Its:	President and Chief Executive Officer

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